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                                                                    Exhibit 10.1

                               AMENDMENT NO. 1 TO
                  AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

            THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "Amendment"), dated as of March 26, 2003, is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Union Bank of California, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Comerica Bank-California, as Collateral Agent, and ViaSat, Inc., a Delaware corporation (the "Borrower"), with reference to the following facts:

                                    RECITALS

            A. The Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Amended and Restated Revolving Loan Agreement, dated as of December 31, 2002 (the "Loan Agreement"), pursuant to which the Lenders have provided the Borrower with a Revolving Loan facility and a subfacility for Letters of Credit.

            B. The parties wish to amend the Loan Agreement to increase the amount of the subfacility for Letters of Credit from "$4,000,000" to "$7,000,000".

            NOW, THEREFORE, the parties hereby agree as follows:

      1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

      2. Increase in Subfacility for Letters of Credit. Section 2.4(a) of the Loan Agreement is hereby amended by deleting the reference therein to $4,000,000 and by substituting therefor a reference to $7,000,000.

      3. Condition Precedent. The effectiveness of this Amendment shall be subject to the condition that the Administrative Agent shall have received an original of this Amendment, duly executed by the Borrower, the Collateral Agent and each of the Lenders

      4. Miscellaneous.

            (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto,

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                  including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely thereon.

            (b) No Events of Default. The Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Loan Agreement.

            (c) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

            (d) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

            (e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

            (f) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.



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            (g)   Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders and the Borrower and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

            (h) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

            (i) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

            (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDERS AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDERS AND THE BORROWER.




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            IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

                                              VIASAT, INC.

                                              By:____________________________
                                                       Ronald G. Wangerin
                                                       Vice President and Chief
                                                       Financial Officer

                                              UNION BANK OF CALIFORNIA, N.A.,
                                              as the Administrative Agent


                                              By:____________________________
                                                       Douglas S. Lambell
                                                       Vice President

                                              COMERICA BANK-CALIFORNIA,
                                              as the Collateral Agent

                                              By: _____________________________
                                                       Stephen M. Cusato
                                                       Senior Vice President

                                              UNION BANK OF CALIFORNIA, N.A.,
                                              as a Lender


                                              By:____________________________
                                                       Douglas S. Lambell
                                                       Vice President

                                              COMERICA BANK - CALIFORNIA,
                                              as a Lender

                                              By:____________________________
                                                       Stephen M. Cusato
                                                       Senior Vice President

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